REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated December 31, 1996, is made by and between Homeplex Mortgage Investments Corporation, a Maryland corporation (the "Company"), and Steven J. Hilton (the "Holder").

                  The Company and the Holder agree as follows:

                  1. Shares. As used herein, the term "Shares" shall mean the shares of common stock, $.01 par value, of the Company, acquired by the Holder pursuant to that certain Agreement and Plan of Reorganization (the "Merger Agreement") among the Company, Monterey Homes Construction II, Inc.; Monterey Homes Arizona II, Inc. and the Monterey Shareholders (as defined therein) dated September 13, 1996 (including the Contingent Stock (as defined in the Merger Agreement) and underlying that certain Stock Option Agreement by and between the Company and the Holder dated December 31, 1996 (the "Option Shares") and any securities issued to Holder as a dividend or distribution in respect of or in exchange for such shares, whether by reclassification, stock split, reverse stock split or otherwise) until their sale under this Agreement or in accordance with Rule 144 (or any similar provision then in force) under the Securities Act of 1933, as amended (the "Securities Act").

                  2.  Demand  Registration.  (a)  Subject to the  provisions  of
Section 2(b) hereof, the Holder may at any time after the first anniversary of the date of this Agreement
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make up to two written requests to the Company for  registration  under Form S-3
(or such other appropriate or successor form if Form S-3 is not available) and in accordance with the provisions of Rule 415 promulgated under the Securities Act of all or a portion of his Shares. The Company shall prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 (or such other appropriate or successor form if Form S-3 is not available) under the Securities Act covering such Shares, shall use its best efforts to cause such registration statement to become effective within ninety
(90) days of the Holder's request and shall file such post-effective amendments to such registration statement in order for it to remain effective without lapse until the sale of all the Shares and shall qualify such offering under applicable blue sky or state securities laws.

                           (b)  Notwithstanding  delivery of any written request
referred to in Section 2(a), the Company will have the prior right at any time to conduct public offerings of its common stock for its corporate purposes and may preempt any pending demand registration, in which case Section 3 will apply to the offering. Under these circumstances, the Company will not be obligated to effect the requested demand registration under this Section 2 and such previously requested registration will not count as a demand registration under
Section 2(a). In addition, if, prior to the time a written request is delivered under Section 2(a), the Company has given written notice pursuant to Section 3(a) of its intention to file a registration statement, the Company shall not be obligated to cause the requested demand registration to become effective until 120 days after the effective date of such
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registration  statement  or until the Company  ceases to  diligently  pursue the preparation, filing and effectiveness of such registration statement.

                           (c) The Company shall file a  registration  statement
on Form S-8 with respect to the Option Shares promptly after the date hereof and shall use its best efforts to cause such registration statement to remain effective until the related stock options have been exercised or expired.

                           (d) The Company  shall pay the expenses  described in
Section 6 for the registration pursuant to this Section 2.

                  3. Incidental Registration Rights. (a) If at any time the Company shall determine to proceed with the preparation and filling of a registration statement under the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to the Holder. Upon the written request from the Holder, within ten (10) days after receipt of any such notice from the Company, the Company will, subject to the provisions of
Section 3(b), include all Shares requested by the Holder in such registration statement (and any related qualification under blue sky or state securities laws); provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration under this Section 3. If any registration pursuant to this Section 3 shall be underwritten in whole or in part, the Company shall require that the Shares requested for inclusion pursuant to this
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Section 3 be  included  in the  underwriting  on the same terms and  conditions, including lock-up provisions, as the securities otherwise being sold through the underwriters.

                           (b)  Notwithstanding  the foregoing,  if the managing
underwriter determines and advises that the inclusion of the Shares proposed to be included in the underwritten public offering, together with any other issued and outstanding securities proposed to be included therein by holders of securities other than the Holder who have registration rights which are pari passu to the Holder, would interfere with the successful marketing of such securities, then the number of such Shares that the managing underwriter believes may be sold in such underwritten public offering shall be allocated for inclusion in the registration statement in the following order of priority: (i) first, the securities being offered by the Company, and (ii) secondly, the number of Shares then owned by the Holder and other holders entitled to participate therein who have registration rights which are pari passu to the Holder on a pro rata basis or such other basis as they shall have agreed.

                           (c) The Company  shall pay the expenses  described in
Section 6 for registration statements filed pursuant to this Section 3.

                  4. Registration Procedures. If and whenever the Company is required by the provisions of Section 2 or 3 to effect the registration of Shares under the Securities Act, the Company will:

                           (a)  prepare  and file  with  the SEC a  registration
statement with respect to such securities, and use its best efforts to cause such registration statement to
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become and remain  effective for such period as may be  reasonably  necessary to effect the sale of such securities (the "Effective Period").

                           (b) prepare and file with the SEC such  amendments to
such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the Effective Period as may be reasonably necessary to effect the sale of such securities.

                           (c) furnish to the Holder and to the underwriters for
the securities being registered, such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Holder and such underwriters may reasonably request in order to facilitate the public offering of such securities.

                           (d) use its best  efforts to  register or qualify the
Shares covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Holder may reasonably request in writing within ten (10) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or subject itself to taxation in a jurisdiction where it had not previously been subject to taxation, or take any other action that would subject the Company to service of process in a lawsuit other than one arising out of the registration of the Shares.

                           (e)  notify  the  Holder,  promptly  after  it  shall
receive notice thereof,
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of  the  time  when  such  registration  statement  has  become  effective  or a supplement to any prospectus forming a part of such registration statement has been filed.

                           (f) notify the Holder  promptly of any request by the
SEC for the amending or supplementing of such registration statement or prospectus or for additional information.

                           (g)  prepare  and  promptly  file  with  the  SEC and
promptly notify the Holder of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at any time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

                           (h)  advise  the  Holder,  promptly  after  it  shall
receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                  5.   Underwriting.   The   Holder   agrees   that  any  demand
registration involving the issuance of Common Stock by the Company will, at the Company's option,
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be effected pursuant to an underwritten public offering.  The Holder will select the book-running managing underwriter and any additional investment bankers and managers to be used in connection with the demand registration, provided that such underwriter and additional investment bankers and managers are reasonably acceptable to the Company and that the underwriting discounts, fees, discounts and any other compensation proposed to be charged by such persons is competitive with that obtainable from other underwriters, bankers and managers of comparable quality and reputation. The Holder may not participate in an incidental registration hereunder unless such Holder (a) agrees to sell the Shares on the basis provided in the underwriting arrangements, if any, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, if any, and these registration rights.

                  6. Expenses. (a) With respect to any registration requested pursuant to Section 2 hereof, and with respect to an inclusion of Shares in a registration statement pursuant to Section 3 hereof, all fees, costs and expenses of such registration, inclusion and public offering (as further specified in paragraph (b) below) shall be borne by the Company; provided, however, that the Holder shall bear the underwriting discounts and commissions and transfer taxes in respect of the sale of his Shares.

                           (b) The fees,  costs and expenses of  registration to
be borne by the Company as provided in Section 6(a) above shall include, without limitation, all registration,
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filing,  and NASD  fees,  printing  expenses,  fees and  disbursements  of legal counsel and accountants for the Company and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified.

                  7. Indemnification. (a) The Company will indemnify and hold harmless the Holder and any underwriter (as defined in the Securities Act) for the Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act, from and against and will reimburse the Holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which the Holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by the Holder, such underwriter or such controlling person
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specifically for use in the preparation thereof. The Company will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

                           (b) The Holder will  indemnify  and hold harmless the
Company, its directors and officers, any controlling person and any underwriter thereof from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter thereof with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter thereof may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, cost or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with information furnished in writing by or on behalf of the Holder specifically for use in the preparation thereof. The Holder will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.
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                           (c) Promptly  after receipt by an  indemnified  party
pursuant to the provisions of paragraph (a) or (b) of this Section 6 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph
(a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder, except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend against or compromise such claim. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any action include both the indemnified party and the indemnifying party and there are legal defenses available to the indemnified party and/or other indemnified parties which are different from or in addition to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to an indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified
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party  pursuant to the  provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with
the  defense  thereof  other  than  costs  of  investigation,   unless  (i)  the
indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

                           (d) If for any reason the  foregoing  indemnification
is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statement or omission which resulted in the losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentations (within the meaning of Section_11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  8. Miscellaneous.

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                           (a)  Notices.  Any  notice  or  other  communications
required or which may be given hereunder shall be in writing and shall be delivered personally, or telegraphed, telexed or telecopied, or sent by certified, registered or express mail postage prepaid, and shall be given when so delivered personally, or telegraphed, telexed or telecopied, or if mailed, two days after mailing, as follows (or to such other address as any party may from time to time specify in writing pursuant to the notice provisions hereof):

                  If to the Company:

                  Homeplex Mortgage Investments Corporation
                  5333 North Seventh Street, Suite 219
                  Phoenix, Arizona 85014
                  Fax:  (602) 230-1690
                  Attention:  Corporate Secretary

                  If to the Holder:

                  Steven J. Hilton
                  5265 N. Wilkinson
                  Paradise Valley, Arizona  85253

                           (b) Entire  Agreement.  This  Agreement  contains the
entire agreement between the Company and the Holder, in respect of the subject matter hereof, and supersedes all prior agreements, written or oral, with respect thereto.

                           (c)   Amendment.   This  Agreement  may  be  amended,
modified, superseded, cancelled, renewed or extended, and any term or condition hereof may be
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waived,  only by a written instrument executed by the Company and the Holder, in the case of a waiver, by the party waiving compliance. No delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

                           (d)  Governing  Law.  This  Agreement is made in, and
shall be governed by and construed in accordance with, the laws of the State of Arizona, without giving effect to the provisions thereof pertaining to conflicts and choices of law.

                           (e)  Successors  and Assigns.  This  agreement  shall
inure to the benefit of and be binding upon the successors and assigns of each of the parties; notwithstanding the foregoing, neither party shall assign its rights, duties or obligations under this Agreement to any other person, without the other party's express written consent, except that the Holder may assign the benefits of this Agreement to any member of the Holder's "immediate family" as such term is defined in Rule 16a-1(e) or any trust, partnership or other entity created for the benefit of such persons or to any other transferee of more than 150,000 shares prior to giving effect to the contemplated reverse stock split of the Company as set forth in the Merger Agreement.
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                           (f)  Counterparts.  This Agreement may be executed in
counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.
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IN WITNESS  WHEREOF,  the parties have  executed  this  Agreement as of the date first above written.
                                      HOMEPLEX MORTGAGE
                                      INVESTMENTS CORPORATION


                                      By: /s/ Jay R. Hoffman
                                         ......................................
                                      Name:      Jay R. Hoffman
                                      Title:     President


                                      HOLDER


                                      /s/ Steven J. Hilton
                                      .........................................
                                      Steven J. Hilton

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